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                                                                     EXHIBIT 4.2

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                                  PROBEX CORP.
              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
                         AUTHORIZED 550,000 SHARES OF
              10% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A
       $.001 PAR VALUE PER SHARE, $10.00 LIQUIDATION PREFERENCE PER SHARE

THIS CERTIFIES that



is the owner of

     SHARES OF THE 10% CUMULATIVE CONVERTIBLE PREFERRED STOCK, SERIES A OF


----------------------------------PROBEX CORP.----------------------------------


transferable only on the books of the Corporation by the holder hereof in person or by attorney upon surrender of this certificate properly endorsed.


     In WITNESS whereof, the said corporation has caused this certificate to be signed by its duly authorized officers and its corporate seal to be hereunto
affixed this      day of          , A.D., 2000



/s/ THOMAS G. PLASKETT                                 /s/ BRUCE A. HALL
-------------------------           [SEAL]             ---------------------
      PRESIDENT                                              SECRETARY

                         Registered and Countersigned:
                                 TRANSFER ONLINE
                 227 SW Pine St. Suite 300, Portland, OR 97204

                            by
                              --------------------
                              Authorized Officer

                NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT


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                                  PROBEX CORP.

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     A full statement of the rights, preferences, privileges and restrictions granted to or imposed upon the respective classes and series of shares authorized to be issued and upon the holders thereof is set forth in the articles of incorporation of the
Corporation, as amended and supplemented, on file in the office of the Secretary of State of Colorado. A copy of the statement of rights, preferences, privileges and restrictions may be obtained upon request and without charge from the Corporation at its principal executive office.

     Each share of the 10% Cumulative Convertible Preferred Stock, Series A is convertible into 5.33333 shares of common stock subject to adjustment.

     The following abbreviations, when used in the description on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM   --   as tenants in common                              UNIF GIFT MIN ACT -- ________________ Custodian ______________
     TEN ENT   --   as tenants by the entireties                                               (Cust)                   (Minor)
     JT TEN    --   as joint tenants with right of                                         under Uniform Gifts to Minors
                    survivorship and not as tenants                                        Act _____________________________________
                    in common                                                                                 (State)

                                                                       UNIF TRF MIN ACT -- ___________ Custodian (until age ______),
                                                                                             (Cust)
                                                                                          _________________ under Uniform Transfers

                                                                                           to Minors Act ___________________________
                                                                                                                  (State)

                                 Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED, ______________________________________________________ hereby sell, assign and transfer unto

  PLEASE INSERT SOCIAL SECURITY OR OTHER
      IDENTIFYING NUMBER OF ASSIGNEE
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                           (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

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                                                                                                                              Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
                                                                                                                            Attorney
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to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
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                                                            X
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                                                            X
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                                                             NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE
                                                             NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY
                                                             PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed
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By
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THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.



                              ELECTION TO CONVERT
                        (To be executed upon conversion)

    The undersigned hereby irrevocably elects to convert __________ shares of 10% Cumulative Convertible Preferred Stock, Series A
represented by the within Certificate into _______ shares of Common Stock.

    Please issue a certificate or certificates for such shares of Common Stock, in name of, and pay any cash for an fractional share to:

    PLEASE INSERT SOCIAL SECURITY OR
OTHER IDENTIFYING NUMBER OF ASSIGNEE
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Name
     -----------------------------------------------------------------------------------------------------------------------------

Address
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Signature Guarantee                                              Signature
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                                                                           NOTE: THE ABOVE SIGNATURE SHOULD CORRESPOND EXACTLY
------------------------------------------------------------               WITH THE NAME ON THE FACE OF THIS CERTIFICATE OR WITH
                                                                           THE NAME OF ASSIGNEE APPEARING IN THE ASSIGNMENT
                                                                           FORM ABOVE.
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